Exhibit 23.02






               CONSENT OF INDEPENDENT CRTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation in the Registration Statement on Form SB-2 filed on June 7, 2006 of Cytation Corporation of our report dated February 25, 2005, relating to the financial statements of Cytation Corporation for the year ended December 31, 2004.


                                                     /s/ Radin, Glass & Co., LLP
                                                    Certified Public Accountants

New York, New York
June 7, 2006

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